Exhibit 99(i)
                                                      Page 1 of 1
                         CTG RESOURCES, INC.
                    Quarterly Report on Form 10-Q
                            Exhibit Index

                     Quarter Ended June 30, 1997

                                                       Document
       Item                 Description              Description
   ------------             -----------              ------------

   99(i)       Exhibit Index                            Ex-99.1

   10(cx)      First Amendment to Connecticut           Ex-10.110
               Natural Gas Corporation Employee
               Savings Plan Trust Agreement

   10(cxi)     First Amendment to Connecticut           Ex-10.111
               Natural Gas Corporation Union
               Employee Savings Plan Trust
               Agreement

   10(cxii)    Amendment to Connecticut Natural         Ex-10.112
               Gas Corporation Officers'
               Retirement Plan

   10(cxiii)   Fourth Amendment to Connecticut          Ex-10.113
               Natural Gas Corporation Deferred
               Compensation Plan
   10(cxiv)    First Amendment to Connecticut           Ex-10.114
               Natural Gas Corporation Executive
               Restricted Stock Plan

   10(cxv)     Third Amendment to CNG Nonemployee       Ex-10.115
               Directors' Fee Plan Trust Agreement

   10(cxvi)    Fourth Amendment to The Connecticut      Ex-10.116
               Natural Gas Corporation Officers
               Retirement Plan and Deferred
               Compensation Plan Trust Agreement

   10(cxvii)   Second Amendment to Agreement and        Ex-10.117
               Declaration of Trust, Connecticut
               Natural Gas Corporation Employee
               Benefit Trust

   10(cxviii)  Sixth Amendment to Connecticut           Ex-10.118
               Natural Gas Corporation Employee
               Savings Plan

   10(cxix)    Seventh Amendment to Connecticut         Ex-10.119
               Natural Gas Corporation Union
               Employee Savings Plan

   10(cxx)     First Amendment to CNG Nonemployee       Ex-10.120
               Directors' Fee Plan

   27          Financial Data Schedule                  Ex-27